Exhibit 21

SUBSIDIARIES OF VENTAS, INC.

Entity Name	Jurisdiction of Organization or Formation
1425 Hunt Club, LLC	Delaware
1445 Hunt Club, LLC	Delaware
14851 Yorba Street, LLC	Delaware
1951 7th Avenue, LLC	Delaware
200 Andrews, LLC	South Carolina
2010 Union Limited Partnership	Washington
251 Medical Center, LLC	Delaware
253 Medical Center, LLC	Delaware
311 South Sarah, LLC	Delaware
4220 Duncan Holding, LLC	Delaware
4220 Duncan JV, LLC	Delaware
4220 Duncan, LLC	Delaware
755 Milwaukee MOB, LLC	Delaware
890 Professional MOB, LLC	Delaware
AHS East Texas Health System, LLC	Texas
AHP Health Partners, Inc.	Delaware
AHS Legacy Operations, LLC	Delaware
AHS Oklahoma Health System, LLP	Delaware
AHS Oklahoma Holdings, Inc.	Delaware
AHS Oklahoma Hospitals, Inc.	Delaware
AL (AP) Holding LLC	Delaware
AL (HCN) Holding LLC	Delaware
AL (MT) Holding LLC	Delaware
AL I/East Brunswick Senior Housing, LLC	Delaware
AL I/Glen Ellyn Senior Housing, LLC	Delaware
AL I/La Costa Senior Housing, LLC	Delaware
AL I/Naperville Senior Housing, LLC	Delaware
AL I/North Lynbrook Senior Housing, LLC	Delaware
AL I/Pinehurst Senior Housing, LLC	Delaware
AL I/Providence Senior Housing, LLC	Delaware
AL I/Richmond Senior Housing, LLC	Delaware
AL I/Stamford Senior Housing Living, LLC	Delaware
AL I/Woodcliff Lake Senior Housing, LLC	Delaware
AL III Investments, L.L.C.	Virginia
AL One Investments, LLC	Delaware
AL One PA Investments, LLC	Delaware
AL Subfunding II, LLC	Delaware
AL Subfunding LLC	Delaware
Albuquerque AL RE, L.P.	Delaware
ALH Holdings, LLC	Delaware
Allison Park Nominee LLC	Delaware
Allison Park Nominee LP	Delaware
Amber Meadow Retirement Ltd.	British Columbia

Entity Name	Jurisdiction of Organization or Formation
American Retirement Villas Properties II, LP	California
American Retirement Villas Properties III, LP	California
Anchor Cogdell Covington, LLC	Kentucky
Anchor Cogdell Doylestown GP, LLC	Pennsylvania
Anchor Cogdell Doylestown, LP	Pennsylvania
Anchor Cogdell Florence, LLC	Kentucky
Anchor Cogdell, LLC	Delaware
AOC Bonita Opco, LP	Delaware
AOC CA Opco GP Partner, LLC	Delaware
AOC Rancho Mirage Opco, LP	Delaware
AOC San Felipe Opco, LP	Delaware
ARCHCT Cambr Dallas, LLC	Delaware
ARCHCT Cambr UWSC, LLC	Delaware
ARCHCT Dasco Odessa, LLC	Delaware
ARCHCT Dasco Peoria, LLC	Delaware
Ardent Health Partners, LLC (f/k/a EGI-AM Holdings, LLC)	Delaware
Ardent Legacy Acquisitions, Inc	Delaware
Ardent Legacy Holdings, LLC	Delaware
Ardent LHP Hospital Group, Inc	Delaware
ARHC 80NEWNY01, LLC	Delaware
ARHC ADCRYIL01, LLC	Delaware
ARHC AHKENWI01 Member, LLC	Delaware
ARHC AHKENWI01, LLC	Delaware
ARHC AMATHGA01, LLC	Delaware
ARHC AMAVTFL01, LLC	Delaware
ARHC AMHTDWI01, LLC	Delaware
ARHC AMNNHWI01, LLC	Delaware
ARHC AMOFLMO01, LLC	Delaware
ARHC AMOFLMO02, LLC	Delaware
ARHC AMTRVWI01, LLC	Delaware
ARHC ASSTBSC01, LLC	Delaware
ARHC ATASHNC01 TRS, LLC	Delaware
ARHC ATASHNC01, LLC	Delaware
ARHC ATATHGA01 TRS, LLC	Delaware
ARHC ATATHGA01, LLC	Delaware
ARHC ATATLGA01 TRS, LLC	Delaware
ARHC ATATLGA01, LLC	Delaware
ARHC ATDECGA01 TRS, LLC	Delaware
ARHC ATDECGA01, LLC	Delaware
ARHC ATDECGA02 TRS, LLC	Delaware
ARHC ATDECGA02, LLC	Delaware
ARHC ATKNOTN01 TRS, LLC	Delaware
ARHC ATKNOTN01, LLC	Delaware
ARHC ATLARFL01 TRS, LLC	Delaware
ARHC ATLARFL01, LLC	Delaware

Entity Name	Jurisdiction of Organization or Formation
ARHC BCCHIIL01, LLC	Delaware
ARHC BHCOVGA01 TRS, LLC	Delaware
ARHC BHCOVGA01, LLC	Delaware
ARHC BHDOUGA01 TRS, LLC	Delaware
ARHC BHDOUGA01, LLC	Delaware
ARHC BHNEWGA01 TRS, LLC	Delaware
ARHC BHNEWGA01, LLC	Delaware
ARHC BHPALFL01 TRS, LLC	Delaware
ARHC BHPALFL01, LLC	Delaware
ARHC BHPAWMI01, LLC	Delaware
ARHC BHSTOGA01 TRS, LLC	Delaware
ARHC BHSTOGA01, LLC	Delaware
ARHC BHSUGGA01 TRS, LLC	Delaware
ARHC BHSUGGA01, LLC	Delaware
ARHC BLDTNTX001, LLC	Delaware
ARHC BMBUCAZ01, LLC	Delaware
ARHC BMPCYFL01, LLC	Delaware
ARHC BMPCYFL02, LLC	Delaware
ARHC BPBRMWA01 TRS, LLC	Delaware
ARHC BPBRMWA01, LLC	Delaware
ARHC BRBRITN01, LLC	Delaware
ARHC BTFMYFL01 TRS, LLC	Delaware
ARHC BTFMYFL01, LLC	Delaware
ARHC BTNAPFL01 TRS, LLC	Delaware
ARHC BTNAPFL01, LLC	Delaware
ARHC CAROCCA01 TRS, LLC	Delaware
ARHC CAROCCA01, LLC	Delaware
ARHC CCMKAIN01, LLC	Delaware
ARHC CHWLBNJ001, LLC	Delaware
ARHC CHWLBNJ002, LLC	Delaware
ARHC CKSFDPA01, LLC	Delaware
ARHC CKSFDPA02, LLC	Delaware
ARHC CKSFDPA03, LLC	Delaware
ARHC CLCRYIL01, LLC	Delaware
ARHC CSVANWA01 TRS, LLC	Delaware
ARHC CSVANWA01, LLC	Delaware
ARHC CTCRCNV001, LLC	Delaware
ARHC CTCTYNV01, LLC	Delaware
ARHC CVSALOR01 TRS, LLC	Delaware
ARHC CVSALOR01, LLC	Delaware
ARHC DDMTRAR001, LLC	Delaware
ARHC DDPLIIN01, LLC	Delaware
ARHC DDRKFIL001, LLC	Delaware
ARHC DMLSVNV001, LLC	Delaware
ARHC DRFTWIN01, LLC	Delaware

Entity Name	Jurisdiction of Organization or Formation
ARHC DRLITCO01, LLC	Delaware
ARHC ELEDMWA01 TRS, LLC	Delaware
ARHC ELEDMWA01, LLC	Delaware
ARHC EPLHAFL01, LLC	Delaware
ARHC ERELKMN01, LLC	Delaware
ARHC FCFAYGA01, LLC	Delaware
ARHC FDMTRLA01, LLC	Delaware
ARHC GBSNATX001, LLC	Delaware
ARHC GHANDSC01 TRS, LLC	Delaware
ARHC GHANDSC01, LLC	Delaware
ARHC GRFTWTX01, LLC	Delaware
ARHC GWWSLOH01 TRS, LLC	Delaware
ARHC GWWSLOH01, LLC	Delaware
ARHC HFSFDMI01, LLC	Delaware
ARHC HRCYCA001, LLC	Delaware
ARHC HRININ001, LLC	Delaware
ARHC HRONWI001, LLC	Delaware
ARHC HRWAWI001, LLC	Delaware
ARHC LHPLNTX01, LLC	Delaware
ARHC LMFKNWI01, LLC	Delaware
ARHC LMFTWIN01, LLC	Delaware
ARHC LMGEDWI01, LLC	Delaware
ARHC LPLLKFL01 TRS, LLC	Delaware
ARHC LPLLKFL01, LLC	Delaware
ARHC LVHVSAZ01, LLC	Delaware
ARHC MHHOUTX01, LLC	Delaware
ARHC MHMISIN01, LLC	Delaware
ARHC MHWYOMI01, LLC	Delaware
ARHC MMMINND01, LLC	Delaware
ARHC MNPERIL001, LLC	Delaware
ARHC NCWTNNY01, LLC	Delaware
ARHC NFTSEFL01, LLC	Delaware
ARHC NSALBNY01, LLC	Delaware
ARHC NSMARGA01, LLC	Delaware
ARHC NSMARGA02, LLC	Delaware
ARHC NVPHXAZ01, LLC	Delaware
ARHC OCCOOOR01 TRS, LLC	Delaware
ARHC OCCOOOR01, LLC	Delaware
ARHC ORCOOOR01 TRS, LLC	Delaware
ARHC ORCOOOR01, LLC	Delaware
ARHC ORODSTX001, LLC	Delaware
ARHC PCNWNGA01, LLC	Delaware
ARHC PHHBGPA01, LLC	Delaware
ARHC PPKLAOR01 TRS, LLC	Delaware
ARHC PPKLAOR01, LLC	Delaware

Entity Name	Jurisdiction of Organization or Formation
ARHC PPMOLOR01 TRS, LLC	Delaware
ARHC PPMOLOR01, LLC	Delaware
ARHC PVCLAOR01 TRS, LLC	Delaware
ARHC PVCLAOR01, LLC	Delaware
ARHC RCAURIL01, LLC	Delaware
ARHC RCAURIL02, LLC	Delaware
ARHC Restora Participant, LLC	Delaware
ARHC RHGARNC01, LLC	Delaware
ARHC RHSALOR01 TRS, LLC	Delaware
ARHC RHSALOR01, LLC	Delaware
ARHC RMRIVGA01, LLC	Delaware
ARHC RRDALTX001, LLC	Delaware
ARHC RRHUSTX001, LLC	Delaware
ARHC SCTMBTX001, LLC	Delaware
ARHC SCTXRTX001, LLC	Delaware
ARHC SCWDSNJ01, LLC	Delaware
ARHC SFMIDVA01, LLC	Delaware
ARHC SHWYOMI01, LLC	Delaware
ARHC SMSFDMO01, LLC	Delaware
ARHC SMSTBSC01, LLC	Delaware
ARHC SMSVLTX01, LLC	Delaware
ARHC SOKTYTX01 TRS, LLC	Delaware
ARHC SOKTYTX01, LLC	Delaware
ARHC SPGUINY01, LLC	Delaware
ARHC SSBHMWA01 TRS, LLC	Delaware
ARHC SSBHMWA01, LLC	Delaware
ARHC SSEVTWA01 TRS, LLC	Delaware
ARHC SSEVTWA01, LLC	Delaware
ARHC SVSCLCA01 TRS, LLC	Delaware
ARHC SVSCLCA01, LLC	Delaware
ARHC SWKLDTX01, LLC	Delaware
ARHC TCARLTX01, LLC	Delaware
ARHC TRS Holdco, LLC	Delaware
ARHC UCFOLCA01, LLC	Delaware
ARHC UCFOLCA02, LLC	Delaware
ARHC UHPTHMN01, LLC	Delaware
ARHC UWMNAWI001, LLC	Delaware
ARHC VCWICKS01, LLC	Delaware
ARHC VHCTMIL01, LLC	Delaware
ARHC VHEFFIL01, LLC	Delaware
ARHC VHHERIL01, LLC	Delaware
ARHC VHMSLIL01, LLC	Delaware
ARHC VHNWTIL01, LLC	Delaware
ARHC VHSVLIL01, LLC	Delaware
ARHC VSJBREIL01, LLC	Delaware

Entity Name	Jurisdiction of Organization or Formation
ARHC VURMDVA01, LLC	Delaware
ARHC WCROCIL01 TRS, LLC	Delaware
ARHC WCROCIL01, LLC	Delaware
ARHC WEMINND01, LLC	Delaware
ARHC WMABQNM01 TRS, LLC	Delaware
ARHC WMABQNM01, LLC	Delaware
ARHC WMSUNAZ01 TRS, LLC	Delaware
ARHC WMSUNAZ01, LLC	Delaware
Arlington Propco, LLC	Delaware
ASL Development Company, LLC	Delaware
ASL Leasehold Sub, LLC	Delaware
ASL Operating Company, LLC	Delaware
ASLO GP, LLC	Delaware
Atria Canada Holdings, LLC	Delaware
Atria Cares, Inc.	Kentucky
Atria Collier Park, LLC	Delaware
Atria Home Care, LLC (f/k/a Sterling Glen Care at Home, LLC)	New York
Atria Hospitality Services, LLC	Delaware
Atria Lynnbrooke (Irvine), L.P.	Delaware
Atria Lynnbrooke G.P., LLC	Delaware
Atria Management Canada, ULC	British Columbia
Atria Management Company, LLC	Delaware
Atria Meridian, LLC	Delaware
Atria Northgate Park, LLC	Delaware
Atria Real Property Investor, LLC	Delaware
Atria Senior Living, Inc.	Delaware
Atria Shorehaven, LLC	Delaware
Atria Vista del Rio, LLC	Delaware
Atrium at Weston Place, LLC	Tennessee
Augusta Medical Partners, LLC	Georgia
Augusta Medical Plaza, LLC	Delaware
Augusta Professional Building, LLC	Delaware
Austin Propco, LLC	Delaware
Baltimore Garage Funding, LLC	Maryland
Baltimore Life Sciences Research Park, LLC	Delaware
Baltimore LSRP One, Business Trust	Maryland
Baltimore LSRP Two, Business Trust	Maryland
Baltimore Technology Park Investment Fund 3, LLC	Missouri
Bartlett Propco, LLC	Delaware
BCC Altoona Realty GP, LLC	Delaware
BCC Altoona Realty, LLC	Delaware
BCC Altoona Realty, LP	Delaware
BCC Berwick Realty GP, LLC	Delaware
BCC Berwick Realty, LLC	Delaware
BCC Berwick Realty, LP	Delaware

Entity Name	Jurisdiction of Organization or Formation
BCC Lewistown Realty GP, LLC	Delaware
BCC Lewistown Realty, LLC	Delaware
BCC Lewistown Realty, LP	Delaware
BCC Martinsburg Realty, LLC	Delaware
BCC Medina Realty, LLC	Delaware
BCC Mid Valley Operations, LLC	Delaware
BCC Ontario Realty, LLC	Delaware
BCC Reading Realty GP, LLC	Delaware
BCC Reading Realty, LLC	Delaware
BCC Reading Realty, LP	Delaware
BCC Shippensburg Realty, LLC	Delaware
BCC State College Realty GP, LLC	Delaware
BCC State College Realty, LLC	Delaware
BCC State College Realty, LP	Delaware
BCC Washington Township Realty, LLC	Delaware
Bedford AL RE, LLC	Delaware
BioPark Fremont, LLC	Delaware
BLC of California – San Marcos, L.P.	Delaware
BLSRP Funding I, LLC	Delaware
BMR-3500 Paramount Parkway LLC	Delaware
Bonney Lake MOB Investors, LLC	Washington
BP Opco, LLC	Delaware
BP Principal, LLC	Delaware
BP Propco, LLC	Delaware
Braeswood Propco, LLC	Delaware
Brandon MOB Investors, LLC	Mississippi
Brandon Retirement Group Ltd.	British Columbia
BRDG Park at Danforth Center, LLC	Missouri
Brentwood Propco, LLC	Delaware
Bridgewater OpCo, LLC	Delaware
Bridgewater PropCo, LLC	Delaware
Broadway/Browne, LLC	Massachusetts
Brookdale Holdings, LLC	Delaware
Brookdale Living Communities of Arizona-EM, LLC	Delaware
Brookdale Living Communities of California, LLC	Delaware
Brookdale Living Communities of California-RC, LLC	Delaware
Brookdale Living Communities of California-San Marcos, LLC	Delaware
Brookdale Living Communities of Connecticut, LLC	Delaware
Brookdale Living Communities of Florida-CL, LLC	Delaware
Brookdale Living Communities of Illinois-2960, LLC	Delaware
Brookdale Living Communities of Illinois-HV, LLC	Delaware
Brookdale Living Communities of Illinois-II, LLC	Delaware
Brookdale Living Communities of Massachusetts-RB, LLC	Delaware
Brookdale Living Communities of Minnesota, LLC	Delaware
Brookdale Living Communities of New Jersey, LLC	Delaware

Entity Name	Jurisdiction of Organization or Formation
Brookdale Living Communities of New York-GB, LLC	Delaware
Brookdale Living Communities of Washington-PP, LLC	Delaware
BRP Senior Housing, LLC	Delaware
BRP SH Opco, LLC	Delaware
Brunswick MOB, LLC	Georgia
BSB Health/MOB Limited Partnership No. 2	Delaware
BSG CS, LLC (f/k/a BSG Erdman, LLC)	Wisconsin
BSP Holding, LLC	Maryland
BSP Three Holding, LLC	Delaware
Building Two Cafe, LLC	Delaware
Burlington Retirement Group Ltd.	British Columbia
Byrd Springs Propco, LLC	Delaware
Cabarrus Medical Partners, LP	North Carolina
Cabarrus POB, LP	North Carolina
Calgarian Retirement Group II Ltd.	British Columbia
Calgarian Retirement Group Ltd.	British Columbia
Cambridge Development, L.L.C.	New York
Canyon Meadows Retirement Ltd.	British Columbia
Carroll Medical Office Associates, LLC	Delaware
Carroll Medical Office Holdings, LLC	Delaware
Carrollwood Assisted Living, LLC	Delaware
Chesterfield Propco, LLC	Delaware
Chippewa Nominee LLC	Delaware
Chippewa Nominee LP	Delaware
Clackamas Woods Assisted Living, LLC	Oregon
Coast to Coast Assisted Living Realty, LLC	New York
Cobb South Parking Deck, LLC	Georgia
Cogdell Cleveland Rehab, L.P.	Ohio
Cogdell Duluth MOB, LLC	Minnesota
Cogdell Health Campus MOB, LP	Pennsylvania
Cogdell Investors (Birkdale II), LP	North Carolina
Cogdell Investors (Birkdale), LP	North Carolina
Cogdell Investors (Mallard), LP	North Carolina
Cogdell Investors (OSS), LP	North Carolina
Cogdell Lancaster Rehab, LP	Pennsylvania
Cogdell Spencer Advisors Management, LLC	Delaware
Cogdell Spencer Advisors, LLC	Delaware
Cogdell Spencer LP	Delaware
Cogdell Spencer Medical Partners LLC	Delaware
Cogdell Spencer TRS Holdings, LLC	Delaware
Collwood Knolls	California
Collwood Knolls Acquisition L.L.C.	Delaware
Columbia Medical Plaza, LLC	Delaware
Consera BSD, LLC	Delaware
Consera Healthcare Real Estate, LLC	South Carolina

Entity Name	Jurisdiction of Organization or Formation
Copperfield MOB, LP	North Carolina
Cottonwood Propco, LLC	Delaware
CPH MOB, LLC	Delaware
Cranford Development, LLC	Delaware
CRB Federal, LLC	Delaware
CRB Investors, LLC	Delaware
Crimson Dorset Limited	United Kingdom
Crimson Dorset Properties Limited	United Kingdom
Crystal View Lodge Ltd.	British Columbia
CS Business Trust I	Maryland
CS Business Trust II	Maryland
CSA Medical Partners Management, LLC	Delaware
Cutter Mill, LLC	Delaware
CV South Street Landing LLC	Rhode Island
CV SSL Master Tenant, LLC	Rhode Island
Cy-Fair Propco, LLC	Delaware
Dillsburg Nominee LLC	Delaware
Dillsburg Nominee LP	Delaware
Drexel University City Development, LLC	Pennsylvania
DV Greenville MOB LLC	Delaware
DV Parker II MOB LLC	Delaware
EA-BSB 2, L.L.C.	Delaware
East Houston Medical Plaza, LLC	Delaware
East Houston MOB, LLC	Delaware
East Jefferson Medical Office Building Limited Partnership	Louisiana
East Jefferson Medical Plaza, LLC	Louisiana
East Jefferson Medical Specialty Building Limited Partnership	Louisiana
East Northport, LLC	Delaware
East Rocky Mount Kidney Center Associates, LP	North Carolina
EC Opco Allison Park, LLC	Delaware
EC Opco Altoona, LLC	Delaware
EC Opco Arlington, LLC	Delaware
EC Opco Austin, LLC	Delaware
EC Opco Bartlett, LLC	Delaware
EC Opco Bedford, LLC	Delaware
EC Opco Berwick, LLC	Delaware
EC Opco Braeswood, LLC	Delaware
EC Opco Brentwood, LLC	Delaware
EC Opco Byrd Springs, LLC	Delaware
EC Opco CA GP, LLC	Delaware
EC Opco CA Partner I, LLC	Delaware
EC Opco CA Partner II, LLC	Delaware
EC Opco CA Partner III, LLC	Delaware
EC Opco CA Partner IV, LLC	Delaware
EC Opco CA Partner V, LLC	Delaware

Entity Name	Jurisdiction of Organization or Formation
EC Opco CA Partner VI, LLC	Delaware
EC Opco Carrollwood, LLC	Delaware
EC Opco Chesterfield, LLC	Delaware
EC Opco Chippewa, LLC	Delaware
EC Opco Cottonwood, LLC	Delaware
EC Opco Cy-Fair, LLC	Delaware
EC Opco Dillsburg, LLC	Delaware
EC Opco Downriver, LLC	Delaware
EC Opco Florence KY, LLC	Delaware
EC Opco Florence SC, LLC	Delaware
EC Opco Grayson Valley, LLC	Delaware
EC Opco Grossmont Gardens, LP	Delaware
EC Opco Halcyon, LLC	Delaware
EC Opco Halls, LLC	Delaware
EC Opco Hamilton Place, LLC	Delaware
EC Opco Hendersonville, LLC	Delaware
EC Opco Heritage Woods, LLC	Delaware
EC Opco Holdco I, LLC	Delaware
EC Opco Holdco II, LLC	Delaware
EC Opco Holdco I Sub, Inc.	Delaware
EC Opco Irving, LLC	Delaware
EC Opco Jackson, LLC	Delaware
EC Opco Kentwood, LLC	Delaware
EC Opco Kingsport, LLC	Delaware
EC Opco La Mesa, LP	Delaware
EC Opco Lake Jackson, LLC	Delaware
EC Opco Las Villas Del Carlsbad, LP	Delaware
EC Opco Las Villas Del Norte, LP	Delaware
EC Opco Lebanon PA, LLC	Delaware
EC Opco Lebanon TN, LLC	Delaware
EC Opco Lewisburg, LLC	Delaware
EC Opco Lima, LLC	Delaware
EC Opco Little Avenue, LP	Delaware
EC Opco Lorain, LLC	Delaware
EC Opco Loyalsock, LLC	Delaware
EC Opco Mainland, LLC	Delaware
EC Opco Martinez, LLC	Delaware
EC Opco Martinsburg, LLC	Delaware
EC Opco Maumelle, LLC	Delaware
EC Opco Medina, LLC	Delaware
EC Opco Mid Valley, LLC	Delaware
EC Opco Mount Washington, LLC	Delaware
EC Opco Mountain Home, LLC	Delaware
EC Opco Mountview, LP	Delaware
EC Opco Muncie, LLC	Delaware

Entity Name	Jurisdiction of Organization or Formation
EC Opco NC Partner I, LLC	Delaware
EC Opco NC Partner II, LLC	Delaware
EC Opco NC Partner III, LLC	Delaware
EC Opco Northridge, LP	Delaware
EC Opco Ontario, LLC	Delaware
EC Opco Point Loma, LP	Delaware
EC Opco Quintessence, LLC	Delaware
EC Opco Rancho Vista, LP	Delaware
EC Opco Reading, LLC	Delaware
EC Opco Reedsville, LLC	Delaware
EC Opco River Centre, LLC	Delaware
EC Opco Rivershire, LLC	Delaware
EC Opco Roswell, LLC	Delaware
EC Opco Sagamore Hills, LLC	Delaware
EC Opco Saxonburg, LLC	Delaware
EC Opco SC, LLC	Delaware
EC Opco Shallowford, LLC	Delaware
EC Opco Sherwood, LLC	Delaware
EC Opco Shippensburg, LLC	Delaware
EC Opco Southern Pines, LP	Delaware
EC Opco Tempe, LLC	Delaware
EC Opco Timberlin Parc, LLC	Delaware
EC Opco Victoria, LLC	Delaware
EC Opco Washington Township, LLC	Delaware
EC Opco West Knoxville, LLC	Delaware
EC Opco Wharton, LLC	Delaware
EC Opco Windcrest, LLC	Delaware
EC Opco Xenia, LLC	Delaware
Eclipse Finance, LLC	Delaware
Eclipse Senior Living, Inc.	Delaware
ECS Holdco, LLC	Delaware
Edmonton Retirement Group Ltd.	British Columbia
Eglise Properties Limited	United Kingdom
Elder Healthcare Developers, LLC	Georgia
ElderTrust	Maryland
Encino Hills Opco, LP	Delaware
Encino Hills Partners II, LP	Delaware
Encino Hills Partners, LP	Delaware
Encino Hills Propco, LP	Delaware
ESL Holdings, LLC	Delaware
ET Belvedere Finance, L.L.C.	Delaware
ET Berkshire, LLC	Delaware
ET Capital, LLC (f/k/a/ET Capital Corp.)	Delaware
ET DCMH Finance, L.L.C.	Delaware
ET GENPAR, L.L.C.	Delaware

Entity Name	Jurisdiction of Organization or Formation
ET Lehigh, LLC	Delaware
ET Pennsburg Finance, L.L.C.	Delaware
ET POBI Finance, L.L.C.	Delaware
ET Sanatoga, LLC	Delaware
ET Sub-Belvedere Limited Partnership, L.L.P.	Virginia
ET Sub-Berkshire Limited Partnership	Delaware
ET Sub-DCMH Limited Partnership, L.L.P.	Virginia
ET Sub-Heritage Woods, L.L.C.	Delaware
ET Sub-Highgate, L.P.	Pennsylvania
ET Sub-Lehigh Limited Partnership	Delaware
ET Sub-Lopatcong, L.L.C.	Delaware
ET Sub-Pennsburg Manor Limited Partnership, L.L.P.	Virginia
ET Sub-POB I Limited Partnership, L.L.P.	Virginia
ET Sub-Sanatoga Limited Partnership	Delaware
ET Sub-Wayne I Limited Partnership, L.L.P.	Virginia
ET Wayne Finance, L.L.C.	Delaware
Facility at Tanasbourne JV1, LLC	Delaware
Fair Oak Assisted Living L.L.C.	Delaware
Florence Realty, LLC	Delaware
Florence SC Propco, LLC	Delaware
Foster City Opco, LP	Delaware
Foster City Partners, LP	Delaware
Foster City Propco, LP	Delaware
Franciscan Development Company, LLC	North Carolina
Fredericton Retirement Group Ltd.	British Columbia
Gaston MOB, LP	North Carolina
Generator Ventures, L.P.	Delaware
Good Sam MOB Investors, LLC	Washington
Grayson Valley Propco, LLC	Delaware
Great Neck, LLC	Delaware
Greenville MOB Owners LLC	Delaware
Grossmont Gardens Propco, LP	Delaware
Gurnee Centre Club, LLC	Delaware
Gurnee Imaging Center, LLC	Delaware
Halcyon Realty Propco, LLC (fka EC Halcyon Realty, LLC)	Delaware
Hamilton Place Realty Propco, LLC (fka EC Hamilton Place Realty, LLC)	Delaware
Hamilton Retirement Group Ltd.	British Columbia
Hanover MOB, LLC	Virginia
Harrisburg Medical Clinic, LP	North Carolina
Health Park MOB, LLC	Tennessee
Hendersonville Nominee LLC	Delaware
Hendersonville Nominee LP	Delaware
Hendersonville Realty, LLC	Delaware
Henrico MOB, LLC	Delaware
Heritage Woods Propco, LLC	Delaware

Entity Name	Jurisdiction of Organization or Formation
Hershey Research One, LLC	Delaware
Hershey Research Two, LLC	Delaware
Hillhaven Properties, LLC	Delaware
HMOB Associates, L.P.	South Carolina
HPSMLD Limited Liability Company	Wisconsin
HRI Coral Springs, LLC	Delaware
HRI Tamarac, LLC	Delaware
HVMLD Limited Liability Company	Wisconsin
Indianapolis MOB, LLC	Indiana
IPC (AP) Holding LLC	Delaware
IPC (HCN) Holding LLC	Delaware
IPC (MT) Holding LLC	Delaware
Issaquah OpCo, LLC	Delaware
Issaquah PropCo, LLC	Delaware
Jackson Realty Propco, LLC (fka EC Jackson Realty, LLC)	Delaware
Jensen Construction Management, Inc.	California
JER/NHP Management Texas, LLC	Texas
JER/NHP Senior Housing, LLC	Delaware
JER/NHP Senior Living Acquisition, LLC	Delaware
JER/NHP Senior Living Kansas, Inc.	Kansas
JER/NHP Senior Living Kansas, LLC	Delaware
JER/NHP Senior Living Texas, L.P.	Texas
JHL Associates, LLC	South Carolina
JJS Properties, Inc.	Delaware
JSL Autumn Hills, LLC	Delaware
JSL Copper Canyon, LLC	Delaware
JSL Glen Oaks, LLC	Delaware
JSL High Plains, LLC	Delaware
JSL Maple Wood, LLC	Delaware
JSL North Ridge, LLC	Delaware
JSL Prairie Meadows, LLC	Delaware
JSL Rock Creek, LLC	Delaware
Karrington of Park Ridge L.L.C.	Ohio
Kentwood AL RE Limited Partnership	Delaware
Kew Gardens Senior Development, LLC	New York
Kingsport Nominee I LLC (f/k/a Kingsport Nominee LP)	Delaware
Kingsport Nominee LLC	Delaware
Kingston Retirement Group Ltd.	British Columbia
Knoxville Nominee I LLC (f/k/a Knoxville Nominee LP)	Delaware
Knoxville Nominee LLC	Delaware
Knoxville Realty Propco, LLC (fka EC Knoxville Realty, LLC)	Delaware
KS01 Series B Owner, LLC	Delaware
KS02 Series B Owner, LLC	Delaware
La Mesa Propco, LP	Delaware
Lake Jackson Propco, LLC	Delaware

Entity Name	Jurisdiction of Organization or Formation
Lakeside POB 1, LLC	Delaware
Lakeside POB 2, LLC	Delaware
Larkfield Gardens Associates, L.P.	New York
Las Villas Del Carlsbad Propco, LP	Delaware
Las Villas Del Norte Propco, LP	Delaware
LBS Limited Partnership	Wisconsin
Lebanon Nominee LLC	Delaware
Lebanon Nominee LP	Delaware
Lebanon Realty Propco, LLC (fka EC Lebanon Realty, LLC)	Delaware
Lethbridge Retirement Group Ltd.	British Columbia
Lewisburg Nominee LLC	Delaware
Lewisburg Nominee LP	Delaware
LHP B LP Partner, LLC	Delaware
LHP B Trust	Maryland
LHP B Trust, LLC	Delaware
LHP B Trust, LP	Delaware
LHP Hospital Group, Inc.	Delaware
LHP Operations Co., LLC	Delaware
LHPT Appleton AHI, LLC	Delaware
LHPT Appleton MO South, LLC	Delaware
LHPT Appleton MO West, LLC	Delaware
LHPT Ascension Round Rock GP, LLC	Delaware
LHPT Ascension Round Rock LP	Delaware
LHPT Birmingham THE, LLC	Delaware
LHPT Birmingham, LLC	Delaware
LHPT Columbus II THE, LLC	Delaware
LHPT Columbus THE, LLC	Delaware
LHPT Columbus, LLC	Delaware
LHPT DC GP, LLC	Delaware
LHPT DC THE, L.P.	Delaware
LHPT Decatur II, LLC	Delaware
LHPT Decatur, LLC	Delaware
LHPT Holdings II, LLC	Delaware
LHPT LilliCal, LLC	Delaware
LHPT LP Partners, LLC	Delaware
LHPT TCMC Aylward, LLC	Delaware
LHPT TCMC Pavilion, LLC	Delaware
LHRET 191, LLC	Delaware
LHRET Anderson, LLC	Delaware
LHRET Ascension Austin II, L.P.	Delaware
LHRET Ascension Austin Partner GP, LLC	Delaware
LHRET Ascension Austin Partner II GP, LLC	Delaware
LHRET Ascension Austin, L.P.	Delaware
LHRET Ascension KC, LLC	Delaware
LHRET Ascension Michigan, LLC	Delaware

Entity Name	Jurisdiction of Organization or Formation
LHRET Ascension SJ, LLC	Delaware
LHRET Ascension SV, LLC	Delaware
LHRET Ascension SW Michigan, LLC	Delaware
LHRET Ascension, LLC	Delaware
LHRET CSM, LLC	Delaware
LHRET Hershey II, LLC	Delaware
LHRET Hershey, L.P.	Delaware
LHRET Hershey, LLC	Delaware
LHRET Lafayette, LLC	Delaware
LHRET LHT, LLC	Delaware
LHRET Michigan Land, LLC	Delaware
LHRET Michigan THE, LLC	Delaware
LHRET Michigan, LLC	Delaware
LHRET Partner, LLC	Delaware
LHRET Reading I, LLC	Delaware
LHRET Reading II, LLC	Delaware
LHRET Reading, L.P.	Delaware
LHRET Reading, LLC	Delaware
LHRET St. Louis THE, LLC	Delaware
LHRET St. Louis, LLC	Delaware
LHRET Wheat Ridge, LLC	Delaware
LHT Beech Grove LLC	Delaware
LHT Knoxville II, LLC	Delaware
LHT Knoxville Properties, LLC	Delaware
LHT KP, Inc.	Delaware
LHT Miami, LLC	Delaware
LHT Minneapolis, LLC	Delaware
LHT North Atlanta, LLC	Delaware
LHT Phoenix, LLC	Delaware
LHT Saddleback, LLC	Delaware
LHT San Antonio Partner, LLC	Delaware
LHT San Antonio Realty, L.P.	Delaware
LHT SH, LLC	Delaware
LHTLP Partner, LLC	Delaware
Libertyville Centre Club, LLC	Delaware
Lillibridge Facilities Development, Inc.	Delaware
Lillibridge Health Trust	Maryland
Lillibridge Health Trust, L.P.	Delaware
Lillibridge Healthcare Properties Trust	Maryland
Lillibridge Healthcare Properties Trust, L.P.	Delaware
Lillibridge Healthcare Properties Trust, LLC	Delaware
Lillibridge Healthcare Real Estate Trust	Maryland
Lillibridge Healthcare Real Estate Trust, L.P.	Delaware
Lillibridge Healthcare Services II, Inc.(f/k/a Cogdell Spencer Erdman Management Company)	North Carolina

Entity Name	Jurisdiction of Organization or Formation
Lillibridge Healthcare Services, Inc.	Illinois
LilliCal, LLC	Delaware
Lima Nominee LLC	Delaware
Lima Nominee LP	Delaware
Little Avenue Propco, LP	Delaware
LO Limited Partnership	Wisconsin
Lorain Propco, LLC	Delaware
Loyalsock Nominee LLC	Delaware
Loyalsock Nominee LP	Delaware
LS 3675 Market Street JV, LLC	Delaware
LS BioTech Eight, LLC	Delaware
LS Davol Square, LLC	Delaware
LS Developer, LLC (f/k/a Wexford-CV SSL Developer, LLC)	Delaware
LS One Ship, LLC (f/k/a Wexford One Ship, LLC)	Delaware
LS River House II, LLC (f/k/a Wexford-CV River House Joint Venture, LLC)	Delaware
LS River House III, LLC (f/k/a CV River House LLC)	Rhode Island
LS River House, LLC	Delaware
LS SSL Garage II, LLC (f/k/a Wexford-CV SSL Garage Joint Venture, LLC)	Delaware
LS SSL Garage, LLC (f/k/a CV SSL Garage LLC)	Rhode Island
LTMLD Limited Liability Company	Wisconsin
MAB Parent LLC	Delaware
Madison MOB Investors, LLC	Mississippi
Mainland Propco, LLC	Delaware
Maplewood Place Associates, LLC	Delaware
Marland Place Associates Limited Partnership	Massachusetts
Martinez Realty Propco, LLC (fka EC Martinez Realty, LLC)	Delaware
Mary Black Westside Medical park I Limited Partnership	South Carolina
Maumelle Propco, LLC	Delaware
McLeod Medical Partners, LLC	South Carolina
McShane/NHP JV, LLC	Delaware
Medical Arts Courtyard, LLC	Delaware
Medical Investors I, LP	North Carolina
Medical Investors III, LP	South Carolina
Medical Park Three Limited Partnership	South Carolina
Minot Avenue Realty, LLC	Maine
Missoula Senior Housing Facility, LLC	Oregon
MLD Banning Investment, LLC	California
MLD Delaware Trust	Delaware
MLD Financial Capital Corporation	Delaware
MLD MOB Indiana, LLC	Delaware
MLD Properties II, Inc.	Delaware
MLD Properties Limited Partnership	Delaware
MLD Properties, Inc.	Delaware
MLD Texas Corporation	Texas
MLD Wisconsin ALF, Inc.	Delaware

Entity Name	Jurisdiction of Organization or Formation
MLD Wisconsin SNF, Inc.	Delaware
Montreal Retirement Group Ltd.	British Columbia
Mountain Home Propco, LLC	Delaware
Mountview Propco, LP	Delaware
MS Barrington SH, LLC	Delaware
MS Bon Air SH, LLC	Delaware
MS Carmichael SH, LLC	Delaware
MS Cascade SH, LLC	Delaware
MS Chandler SH, LLC	Delaware
MS Cinco Ranch SH, LLC	Delaware
MS Fort Worth SH, LLC	Delaware
MS Frisco SH, LLC	Delaware
MS Holladay SH, LLC	Delaware
MS Jackson SH, LLC	Delaware
MS Jacksonville SH, LLC	Delaware
MS Leawood SH, LLC	Delaware
MS Lower Makefield SH, LLC	Delaware
MS Old Meridian SH, LLC	Delaware
MS Overland Park SH, LLC	Delaware
MS River Road SH, LLC	Delaware
Mulberry Estates Ltd.	British Columbia
Muncie Realty Propco, LLC (fka EC Muncie Realty, LLC)	Delaware
Mustang Holdings, LLC (f/k/a Ventas Mustang, LLC; f/k/a Ventas Casper Holdings, LLC)	Delaware
Nationwide ALF, Inc.	Delaware
Nationwide ALF-Pensacola, LLC	Delaware
Nationwide Careage San Jose Partnership	California
Nationwide Health Properties, LLC	Delaware
NB Partners I, LP	Delaware
NB Partners II, LP	Delaware
New Portland Road Realty, LLC	Maine
Newport Beach Opco, LP	Delaware
Newport Beach Propco, LP	Delaware
NH Texas Properties Limited Partnership	Texas
NHP Bedford G.P., LLC	Texas
NHP Brownstown, LLC	Delaware
NHP Canterbury Gardens, LLC	Delaware
NHP Canterbury, LLC	Delaware
NHP Carillon, LLC	Delaware
NHP Cascade Inn, LLC	Delaware
NHP Centereach, LLC	Delaware
NHP GP LLC	Delaware
NHP HS Holding, LLC	Delaware
NHP Huntsville MOB LLC	Delaware
NHP Madison, LLC	New York
NHP Master RE G.P., LLC	Delaware

Entity Name	Jurisdiction of Organization or Formation
NHP McClain, LLC	Delaware
NHP Operating Partnership L.P.	Delaware
NHP SB 399-401 East Highland, LLC	Delaware
NHP Secured, Inc.	California
NHP Senior Investments, LLC	Delaware
NHP SH Alabama, LLC	Delaware
NHP SH Florida, LLC	Delaware
NHP SH Georgia, LLC	Delaware
NHP SH Mississippi, LLC	Delaware
NHP SH Oklahoma, LLC	Delaware
NHP SH Tennessee, LLC	Delaware
NHP Sterling II, LLC	Delaware
NHP Sterling, LLC	Delaware
NHP Tucson Health Care Associates Limited Partnership	Delaware
NHP Veritas FL, LLC	Delaware
NHP Villas, Inc.	California
NHP Washington ALF, LLC	Delaware
NHP WI Denmark, LLC	Delaware
NHP WI Franklin, LLC	Delaware
NHP WI Green Bay, LLC	Delaware
NHP WI Kenosha, LLC	Delaware
NHP WI Madison, LLC	Delaware
NHP WI Manitowoc, LLC	Delaware
NHP WI McFarland, LLC	Delaware
NHP WI Menomonee Falls, LLC	Delaware
NHP WI Racine, LLC	Delaware
NHP WI Rapids, LLC	Delaware
NHP WI Sheboygan, LLC	Delaware
NHP WI Stevens Point, LLC	Delaware
NHP WI Stoughton, LLC	Delaware
NHP WI Two Rivers, LLC	Delaware
NHP WI Wausau, LLC	Delaware
NHP Wisconsin Development LLC	Wisconsin
NHP Wisconsin II, LLC	Delaware
NHP Wood Ridge LLC	Delaware
NHP/Broe II, LLC	Delaware
NHP/Broe, LLC	Delaware
NHP/McShane SAMC, LLC	Delaware
NHP/Nexcore Irmo, LLC	Delaware
NHP/PMB Burbank Medical Plaza I, LLC	Delaware
NHP/PMB Burbank Medical Plaza II, LLC	Delaware
NHP/PMB Chula Vista, LLC	Delaware
NHP/PMB Del E. Webb Medical Plaza, LLC	Delaware
NHP/PMB Eden Medical Plaza, LLC	Delaware
NHP/PMB Gilbert LLC	Delaware

Entity Name	Jurisdiction of Organization or Formation
NHP/PMB GP LLC	Delaware
NHP/PMB Glendale MOB, LLC	Delaware
NHP/PMB Grossmont GP, LLC	Delaware
NHP/PMB Grossmont, LP	Delaware
NHP/PMB Kenneth E. Watts Medical Plaza, LLC	Delaware
NHP/PMB L.P.	Delaware
NHP/PMB Los Alamitos MOB GP, LLC	Delaware
NHP/PMB Los Alamitos MOB, LP	Delaware
NHP/PMB Mission Viejo, LLC	Delaware
NHP/PMB Orange, LLC	Delaware
NHP/PMB Pasadena LLC	Delaware
NHP/PMB Pomerado, LLC	Delaware
NHP/PMB Pomona, LLC	Delaware
NHP/PMB San Gabriel Valley Medical Plaza, LLC	Delaware
NHP/PMB Santa Clarita Valley Medical Plaza, LLC	Delaware
NHP/PMB St. Francis Lynwood Medical Plaza, LLC	Delaware
NHP/PMB Tuality 7th Avenue Medical Plaza, LLC	Delaware
NHP/PMB Washoe MOB, LLC	Delaware
NHP/PMBRES LLC	Delaware
NHPCO Wisconsin Lender, LLC	Delaware
NHPCO Wisconsin, LLC	Delaware
NHP-Cobb Physicians Center, LLC	Delaware
NHP-Parkway Physicians Center, LLC	Delaware
Niagara Falls Retirement Group Ltd.	British Columbia
Northridge Propco, LP	Delaware
NV Briargate MOB LLC	Delaware
NV Broadway MOB LLC	Delaware
NV Gateway MOB LP	Delaware
NV GVR MOB LLC	Delaware
NV HFH MOB LLC	Delaware
NV Knightdale MOB LLC	Delaware
NV NB MOB LP	Delaware
NV NBHQ LP	Delaware
NV Potomac MOB LLC	Delaware
NV Printers Park MOB LLC	Delaware
NV Solano MOB LP	Delaware
NV Vaca Valley MOB LP	Delaware
OHT Limited Partnership	Wisconsin
OLSL Maplewood Place, LLC	Delaware
Orangeburg Medical Office Building	South Carolina
Orbital Communities Limited	United Kingdom
Ottawa Retirement Group Ltd.	British Columbia
Parker II MOB Owners LLC	Delaware
PDP Castro Valley #2 LLC	Delaware
PDP Gilbert 2 LLC	Delaware

Entity Name	Jurisdiction of Organization or Formation
PDP LMP LLC	Delaware
PDP Mission Hills 1 LLC	Delaware
PDP San Francisco MOB LLC	Delaware
Peerless MOB, LLC	Tennessee
Peterborough Retirement Group Ltd.	British Columbia
Phase 1 Ventures LLC	Delaware
Phoenix BioMedical Campus Phase I Holding, LLC	Delaware
Phoenix BioMedical Campus Phase I JV, LLC	Delaware
Phoenix BioMedical Campus Phase I Owner, LLC	Delaware
PKR Associates LLC	Pennsylvania
PMB Real Estate Services LLC	Delaware
PMB Vancouver 601 Physicians Pavilion LLC	Delaware
PMB Vancouver 602 Admin LLC	Delaware
PMB Vancouver 603 MedCtr Physicians LLC	Delaware
PMB Vancouver 604 Memorial MOB LLC	Delaware
PMB Vancouver 605 Salmon Creek LLC	Delaware
PMB Vancouver 606 Fisher's Landing LLC	Delaware
PMB/NHP Vancouver Partners LLC	Delaware
PMOB, LLC	South Carolina
Point Loma Propco, LP	Delaware
Primrose Chateau Retirement Ltd.	British Columbia
Prince George Retirement Group Ltd.	British Columbia
Prometheus Fund Alternative Partnership L.P.	Delaware
Prometheus Fund Coinvestment Partnership I LP	Delaware
Prometheus Fund II Alternative Partnership L.P.	Delaware
Prometheus Fund Senior Housing Partners LP	Delaware
Prometheus Fund Strategic Realty Investors II L.P.	Delaware
Prometheus Funds GP, LLC	Delaware
Prometheus Leasehold Parent, LLC	Delaware
Prometheus Senior Quarters LLC	Delaware
Propco AZ Partner I, LLC	Delaware
Propco AZ Partner II, LLC	Delaware
Propco CA Partner I, LLC	Delaware
Propco CA Partner II, LLC	Delaware
Propco CA Partner III, LLC	Delaware
Propco CA Partner IV, LLC	Delaware
Propco CA Partner V, LLC	Delaware
Propco CA Partner VI, LLC	Delaware
Propco CA Partner VII, LLC	Delaware
Propco Holdco, LLC	Delaware
Propco NC Partner I, LLC	Delaware
Propco NC Partner II, LLC	Delaware
Propco NC Partner III, LLC	Delaware
Propco NM Partner I, LLC	Delaware
Providence Innovation District Phase I Holding, LLC	Delaware

Entity Name	Jurisdiction of Organization or Formation
Providence Innovation District Phase I Owner, LLC	Delaware
Providence Innovation District Phase II Owner, LLC	Delaware
Providence Innovation District Phase I, LLC	Delaware
PSLT GP, LLC	Delaware
PSLT OP, L.P.	Delaware
PSLT-ALS Properties Holdings, LLC	Delaware
PSLT-ALS Properties I, LLC	Delaware
PSLT-ALS Properties II, LLC	Delaware
PSLT-ALS Properties III, LLC	Delaware
PSLT-ALS Properties IV, LLC	Delaware
PSLT-BLC Properties Holdings, LLC	Delaware
Red Deer Retirement Group Ltd.	British Columbia
Regina Retirement Group Ltd.	British Columbia
Retirement Inns II, LLC	Delaware
Retirement Inns III, LLC	Delaware
River Hills Medical Associates, LLC	South Carolina
River Oaks Partners	Illinois
Riverdale Development, LLC	New York
Rivershire Propco, LLC	Delaware
RLJ Corp.	Massachusetts
Rocky Mount Kidney Center Associates	North Carolina
Rocky Mount Medical Park Limited Partnership	North Carolina
Roper MOB, LLC	South Carolina
Roswell Realty Propco, LLC (fka EC Roswell Realty, LLC)	Delaware
Round Lake ACC, LLC	Delaware
Rowan OSC Investors, LP	North Carolina
RSP, Inc.	Massachusetts
Sagamore Hills Nominee LLC	Delaware
Sagamore Hills Nominee LP	Delaware
Saint John Retirement Group Ltd.	British Columbia
Saxonburg Nominee LLC	Delaware
Saxonburg Nominee LP	Delaware
SC EC Master Tenant, LLC	Delaware
Senior Care, Inc.	Delaware
Senior Quarters Operating Corp.	New York
Shallowford Propco, LLC	Delaware
Sherwood Propco, LLC	Delaware
Shippensburg Realty Holdings, LLC	Delaware
Southern Pines Propco, LP	Delaware
Springs at Clackamas Woods, LLC	Oregon
SQR Investors, LLC	Delaware
SQR Opco, LLC	Delaware
SQR Propco, LLC	Delaware
SSL Developer LLC	Delaware
SSL Holdco LLC	Delaware

Entity Name	Jurisdiction of Organization or Formation
SSL Partner LLC	Delaware
St. Albert Retirement Group Ltd.	British Columbia
St. Catharines Retirement Group Ltd.	British Columbia
St. Cloud MOB, LLC	Minnesota
St. Francis Community MOB, LLC	South Carolina
St. Francis Medical Plaza, LLC	South Carolina
St. Mary's Investors, LLC	Virginia
Steger Retirement Group Ltd.	British Columbia
Stratford Development, LLC	New York
Stripe II, LLC	Delaware
Stripe Sub, LLC	Delaware
Summit OpCo, LLC	Delaware
Summit PropCo, LLC	Delaware
SW Louisiana Professional Office Building, LLC	Delaware
Syracuse MOB SPE, LLC	Delaware
Syracuse MOB, LLC	New York
SZR Abington AL, L.L.C.	Pennsylvania
SZR Acquisitions, LLC	Delaware
SZR Arlington, MA Assisted Living, L.L.C.	Virginia
SZR Aurora GP Inc.	Ontario, Canada
SZR Aurora Inc.	Ontario, Canada
SZR Aurora, LP	Ontario, Canada
SZR Barrington, LLC	Delaware
SZR Bloomfield Senior Living, LLC	Delaware
SZR Bloomingdale Assisted Living, L.L.C.	Illinois
SZR Blue Bell AL Limited Partnership	Pennsylvania
SZR Bon Air, LLC	Delaware
SZR Buffalo Grove Assisted Living, L.L.C.	Illinois
SZR Burlington Inc.	Ontario, Canada
SZR Carmichael, LLC	Delaware
SZR Cascade, LLC	Delaware
SZR Chandler, LLC	Delaware
SZR Cherry Creek Senior Living, LLC	Delaware
SZR Cinco Ranch, LLC	Delaware
SZR Columbia LLC	Delaware
SZR Cuyahoga Falls Senior Living, LLC	Delaware
SZR East Cobb Assisted Living Limited Partnership	Georgia
SZR Edina Assisted Living, L.L.C.	Minnesota
SZR Erin Mills GP Inc.	Ontario, Canada
SZR Erin Mills Inc.	Ontario, Canada
SZR Erin Mills, LP	Ontario, Canada
SZR First Assisted Living Holdings, LLC	Delaware
SZR Fleetwood A.L., L.L.C.	New York
SZR Fort Worth, LLC	Delaware
SZR Frisco, LLC	Delaware

Entity Name	Jurisdiction of Organization or Formation
SZR Granite Run AL, L.L.C.	Pennsylvania
SZR Haverford AL, L.L.C.	Pennsylvania
SZR Hillcrest Senior Living, LLC	Delaware
SZR Holladay, LLC	Delaware
SZR Huntcliff Assisted Living Limited Partnership	Georgia
SZR Ivey Ridge Assisted Living Limited Partnership	Georgia
SZR Jackson, LLC	Delaware
SZR Jacksonville, LLC	Delaware
SZR Leawood, LLC	Delaware
SZR Lincoln Park LLC	Delaware
SZR Lower Makefield, LLC	Delaware
SZR Markham Inc.	Ontario, Canada
SZR Mission Viejo Assisted Living, L.L.C.	Virginia
SZR Mississauga Inc.	Ontario, Canada
SZR Morris Plains Assisted Living, L.L.C.	New Jersey
SZR New City Senior Living, LLC	Delaware
SZR North Ann Arbor Senior Living, LLC	Delaware
SZR North Hills LLC	Delaware
SZR North York GP Inc.	Ontario, Canada
SZR North York Inc.	Ontario, Canada
SZR Northville Assisted Living, L.L.C.	Michigan
SZR Norwood LLC	Delaware
SZR Oakville Inc.	Ontario, Canada
SZR of Alexandria Assisted Living, L.P.	Virginia
SZR of North York, LP	Ontario, Canada
SZR Old Meridian, LLC	Delaware
SZR Old Tappan Assisted Living, L.L.C.	New Jersey
SZR Orchard AL, L.L.C.	Colorado
SZR Overland Park, LLC	Delaware
SZR Pacific Palisades Assisted Living, L.P.	California
SZR Palos Park, LLC	Virginia
SZR Parma Assisted Living, L.L.C.	Virginia
SZR Richmond Hill Inc.	Ontario, Canada
SZR River Road, LLC	Delaware
SZR Riverside Assisted Living, L.P.	California
SZR Rochester Assisted Living, LLC	Delaware
SZR Rocklin Senior Living, LLC	Delaware
SZR Rockville LLC	Delaware
SZR San Mateo LLC	Delaware
SZR Sandy Senior Living, LLC	Delaware
SZR Scottsdale, LLC	Delaware
SZR Second Assisted Living Holdings, LLC	Delaware
SZR Second Baton Rouge Assisted Living, L.L.C.	Louisiana
SZR Second Westminster Assisted Living, L.L.C.	Colorado
SZR Smithtown A.L., L.L.C.	New York

Entity Name	Jurisdiction of Organization or Formation
SZR Springfield Assisted Living, L.L.C.	Virginia
SZR Staten Island SL, L.L.C.	New York
SZR Sterling Canyon Assisted Living Limited Partnership	California
SZR Troy Assisted Living, L.L.C.	Michigan
SZR US Investments, LLC	Delaware
SZR US UPREIT Three, LLC	Delaware
SZR US UPREIT, LLC	Delaware
SZR Wall Assisted Living, L.L.C.	New Jersey
SZR Wayne Assisted Living, L.L.C.	New Jersey
SZR Westfield Assisted Living, L.L.C.	New Jersey
SZR Westlake Village LLC	Delaware
SZR Willowbrook Annex LLC	Delaware
SZR Willowbrook LLC	Delaware
SZR Windsor Inc.	Ontario, Canada
SZR Yorba Linda LLC	Delaware
Tempe AL RE, L.P.	Delaware
The Arboretum I Limited Partnership	Wisconsin
The Arboretum II Limited Partnership	Wisconsin
The Ponds of Pembroke Limited Partnership	Illinois
The Terrace at South Meadows, LLC	Delaware
THL 191 JV, LLC	Delaware
Timberlin Parc Realty Propco, LLC) (fka EC Timberlin Parc Realty, LLC)	Delaware
TLQ, Inc.	Massachusetts
Townsend CRB Development, LLC	Delaware
Tucson AL RE, L.P.	Delaware
Valley Manor Propco, LLC	Delaware
VAOC Newport Plaza, LP (fka JSL Blossom Grove, LP)	Delaware
VAOC Patrician, LP (fka JSL Caleo Bay, LP)	Delaware
VAOC Penasquitos, LP	Delaware
VB Ballwin SH, LLC	Delaware
VB Opco Holdings, LLC	Delaware
VB Propco Holdings, LLC	Delaware
VCC Healthcare Fund, LLC (f/k/a Ventas Healthcare Capital, LLC, f/k/a Ventas Sun LLC)	Delaware
Ventas AH Granbury, LLC	Delaware
Ventas AH Lewisville, LLC	Delaware
Ventas AH Midwest, LLC	Delaware
Ventas AH Mustang, LLC	Delaware
Ventas AH Norman, LLC	Delaware
Ventas AH Reminisce, LLC	Delaware
Ventas AH Rockwall, LLC	Delaware
Ventas AH Temple, LLC	Delaware
Ventas AH Weatherford, LLC	Delaware
Ventas Amberleigh, LLC	Delaware
Ventas AOC Operating Holdings, Inc.	Delaware

Entity Name	Jurisdiction of Organization or Formation
Ventas AOC Operating Holdings, LLC	Delaware
Ventas Arlington, LLC	Delaware
Ventas Bear Canyon, LLC	Delaware
Ventas Beckley, LLC	Delaware
Ventas Birch Heights, LLC	Delaware
Ventas Bishop Place, LLC	Delaware
Ventas Bonaventure, LP	Delaware
Ventas Broadway MOB, LLC	Delaware
Ventas CA GP Holdings I, LLC	Delaware
Ventas Caley Ridge Holding, LLC	Delaware
Ventas Caley Ridge, LLC	Delaware
Ventas Canada Finance Limited (f/k/a 3280986 Nova Scotia Limited)	Nova Scotia
Ventas Canada Retirement I GP ULC (f/k/a Holiday Canada Retirement I GP ULC)	Nova Scotia
Ventas Canada Retirement I LP (f/k/a Holiday Canada Retirement I LP)	Ontario
Ventas Canada Retirement II GP ULC (f/k/a Holiday Canada Retirement II GP ULC)	Nova Scotia
Ventas Canada Retirement II LP (f/k/a Holiday Canada Retirement II LP)	Ontario
Ventas Canada Retirement III GP ULC (f/k/a Holiday Canada Retirement III GP ULC)	Nova Scotia
Ventas Canada Retirement III LP (f/k/a Holiday Canada Retirement III LP)	Ontario
Ventas Capital Corporation	Delaware
Ventas Carlisle, LLC	Delaware
Ventas Carroll MOB, LLC	Delaware
Ventas Cascade Valley, LLC	Delaware
Ventas Center MOB, LLC	Delaware
Ventas Copperfield Estates, LLC	Delaware
Ventas Crown Pointe, LLC	Delaware
Ventas CS, LLC (f/k/a TH Merger Company, LLC)	Delaware
Ventas CW Finance, LLC	Delaware
Ventas Dasco MOB Holdings, LLC	Delaware
Ventas Devonshire (Lenox), LLC	Delaware
Ventas Eagle Lake, LP	Delaware
Ventas East Lansing, LLC	Delaware
Ventas Edgewood, LLC (f/k/a Ventas Paradise Valley, LLC)	Delaware
Ventas EH Holdings, LLC (f/k/a Ventas Cal Sun LLC)	Delaware
Ventas Euro Finance, LLC	Delaware
Ventas Fairwood, LLC	Delaware
Ventas Finance Holdings I, LLC	Delaware
Ventas Flagstone, LLC	Delaware
Ventas Forest Pines, LLC	Delaware
Ventas Framingham, LLC	Delaware
Ventas Garden Square of Casper, LLC	Delaware
Ventas Grantor Trust #1	Delaware
Ventas Grantor Trust #2	Delaware
Ventas Hartland Hills, LLC (f/k/a Ventas Millcreek, LLC)	Delaware
Ventas Healthcare Properties, Inc.	Delaware
Ventas Healthcare Realty, LLC	Delaware

Entity Name	Jurisdiction of Organization or Formation
Ventas Highland Estates, LLC	Delaware
Ventas Highland Trail, LLC	Delaware
Ventas HOL Holdings, LLC	Delaware
Ventas JCM Holdings, Inc.	Delaware
Ventas Kittery Estates, LLC	Delaware
Ventas Lafayette, LLC	Delaware
Ventas Lakewood Estates, LLC	Delaware
Ventas Las Palmas, LLC	Delaware
Ventas LHRET, LLC	Delaware
Ventas Life Sciences, LLC	Delaware
Ventas LP Realty, L.L.C.	Delaware
Ventas LS LP (f/k/a BMR-Wexford LP)	Delaware
Ventas LS MD, LLC	Delaware
Ventas LS TRS, LLC	Delaware
Ventas Luxembourg I S.à.r.l.	Luxembourg
Ventas Luxembourg II S.à.r.l.	Luxembourg
Ventas Mansion at Waterford, LLC	Delaware
Ventas McLoughlin, LLC	Delaware
Ventas Meadowbrook Place, LLC	Delaware
Ventas Meadows Elk Grove, LP	Delaware
Ventas Mezz Finance Leesburg, LLC	Delaware
Ventas Mezz Lender, LLC	Delaware
Ventas MO Holdings, LLC	Delaware
Ventas MOB Holdings II, LLC	Delaware
Ventas MOB Holdings, LLC	Delaware
Ventas MS Holdings, LLC	Delaware
Ventas MS, LLC	Delaware
Ventas Naples, LLC	Delaware
Ventas Nexcore Holdings, LLC	Delaware
Ventas NSG Finance, LLC	Delaware
Ventas NV GP LLC	Delaware
Ventas Oak Terrace, LP	Delaware
Ventas of Blackpool Limited	Jersey
Ventas of Farnham Limited	Jersey
Ventas of Hull Limited	Jersey
Ventas of Vancouver Limited	Jersey
Ventas Ontario OC, LLC	Delaware
Ventas Palms, LP	Delaware
Ventas Paradise Springs, LLC	Delaware
Ventas Patriot, LLC	Delaware
Ventas Pheasant Ridge, LLC	Delaware
Ventas Plano, LLC	Delaware
Ventas Plaza MOB, LLC	Delaware
Ventas Polo Park, LLC	Delaware
Ventas Provident, LLC	Delaware

Entity Name	Jurisdiction of Organization or Formation
Ventas Raleigh, LLC	Delaware
Ventas Realty Capital Healthcare Trust Operating Partnership, L.P. (f/k/a American Realty Capital Healthcare Trust Operating Partnership, L.P.)	Delaware
Ventas Realty Capital Healthcare Trust Sub REIT, LLC (f/k/a American Realty Capital Healthcare Trust Sub REIT, LLC)	Delaware
Ventas Realty, Limited Partnership	Delaware
Ventas Redwood, LP	Delaware
Ventas REIT US Holdings, LLC	Delaware
Ventas Santa Barbara, LLC	Delaware
Ventas Senior Housing, LLC	Delaware
Ventas SH Holdings I, LLC	Delaware
Ventas Shasta Estates, LP	Delaware
Ventas Sierra Ridge, LP	Delaware
Ventas Skyline Place, LP	Delaware
Ventas SL Holdings II, LLC	Delaware
Ventas SL I, LLC	Delaware
Ventas SL II, LLC	Delaware
Ventas SL III, LLC	Delaware
Ventas Springs Holdings, LLC	Delaware
Ventas Springs JV, LLC	Delaware
Ventas SSL Beacon Hill, Inc.	Ontario, Canada
Ventas SSL Holdings, Inc.	Delaware
Ventas SSL Holdings, LLC	Delaware
Ventas SSL Lynn Valley, Inc.	Ontario, Canada
Ventas SSL Ontario II, Inc.	Ontario, Canada
Ventas SSL Ontario III, Inc.	Ontario, Canada
Ventas SSL Vancouver, Inc.	Ontario, Canada
Ventas SSL, Inc.	Delaware
Ventas Sugar Valley, LLC (f/k/a Ventas Tucson, LLC)	Delaware
Ventas Tanasbourne, LLC	Delaware
Ventas Tributary, LLC	Delaware
Ventas Trinity Finance, LP (f/k/a Ventas BKD Finance, LLC f/k/a Ventas Mustang Finance, LLC)	Delaware
Ventas TRS, LLC	Delaware
Ventas UK Finance, Inc.	Delaware
Ventas UK I, LLC	Delaware
Ventas UK II, LLC	Delaware
Ventas University MOB, LLC	Delaware
Ventas Valencia, LP	Delaware
Ventas Ventures, LLC	Delaware
Ventas West Shores, LLC	Delaware
Ventas Western Holdings, LLC (f/k/a Ventas Cottonbloom Holdings, LLC)	Delaware
Ventas Weston, LLC	Delaware
Ventas Whispering Chase, LLC (f/k/a Ventas Peoria, LLC)	Delaware
Ventas White Bear, LLC	Delaware
Ventas White Oaks, LLC	Delaware

Entity Name	Jurisdiction of Organization or Formation
Ventas Whitehall Estates, LLC	Delaware
Ventas Willow Gardens, LLC	Delaware
Ventas Willow Grove, LP	Delaware
Ventas Woods at Canco, LLC	Delaware
Ventas, Inc.	Delaware
Venture Principal, LLC	Delaware
Venture Sub NC Holdco II, Inc.	Delaware
Venture Sub NC Holdco, Inc.	Delaware
Venture Sub, LLC	Delaware
Verdugo Management, LLC	California
Verdugo MOB, LP	California
Vernon Hills ACC, LLC	Delaware
VG Aventura MOB, LLC	Delaware
Victoria Court Realty, LLC	Maine
Victorian Retirement Group II Ltd.	British Columbia
Victorian Retirement Group III Ltd.	British Columbia
Victorian Retirement Group Ltd.	British Columbia
VSCRE Holdings, LLC	Delaware
VSL GP II, LLC (fka VTR JSL GP II, LLC)	Delaware
VSL GP, LLC (fka VTR JSL GP, LLC)	Delaware
VSL Holdings II, LLC (fka Ventas JSL Holdings, LLC)	Delaware
VSL Holdings, LLC (fka Ventas JSL Property Holdings, LLC)	Delaware
VSL Newport Plaza, LP (fka VTR Blossom Grove, LP)	Delaware
VSL Patrician GP, LLC	Delaware
VSL Patrician, LP (fka VTR Caleo Bay, LP)	Delaware
VSL Penasquitos GP, LLC	Delaware
VSL Penasquitos, LP	Delaware
VTCC Carroll MOB, LLC	Delaware
VTR Alpharetta, LLC	Delaware
VTR AMS Bondco, LLC	Delaware
VTR AMS, Inc. (f/k/a Ardent Medical Services, Inc.)	Delaware
VTR Applewood, LLC	Delaware
VTR Arboretum, LLC	Delaware
VTR Ardsley, LLC	Delaware
VTR ARPI Partner, LLC	Delaware
VTR Ascension SV, LLC	Delaware
VTR Ashley Inn, LLC	Delaware
VTR Assisted Living Virginia Beach, LLC	Delaware
VTR Assisted Living, Inc.	Delaware
VTR Austell, LLC	Delaware
VTR Autumn Hills, LLC	Delaware
VTR Avista MOB, LLC	Delaware
VTR Bailey MC, LLC	Delaware
VTR Ballwin, LLC	Delaware
VTR Baptist SA, LLC	Delaware

Entity Name	Jurisdiction of Organization or Formation
VTR Barrington POB Holdings, LLC	Delaware
VTR Bay Spring, LLC	Delaware
VTR Baypoint Village, LLC	Delaware
VTR Bayshore, LLC	Delaware
VTR Bethlehem, LLC	Delaware
VTR Bonita Propco, LP	Delaware
VTR Briarcliff Manor, LLC	Delaware
VTR Buckhead, LLC	Georgia
VTR Burlingame, LP	California
VTR CA GP II, LLC	Delaware
VTR CAGP, LLC	Delaware
VTR Campana Del Rio, LLC	Delaware
VTR Canterbury Park, LLC	Delaware
VTR Canyon Springs, LLC	Delaware
VTR Carmichael Oaks Land, LLC	Delaware
VTR Carmichael Oaks, LP	Delaware
VTR Cedarbrook, LLC	Delaware
VTR Center City, LLC	Delaware
VTR Chandler Villas, LP	California
VTR Chicago 93rd Street POB, LLC	Delaware
VTR Chico Assisted Living, LP	Delaware
VTR CO GP, LLC	Delaware
VTR Copper Canyon	Delaware
VTR Countrywood Parking, LLC	Delaware
VTR Countrywood, LP	Delaware
VTR Covell, LLC	California
VTR Covell, LP	Delaware
VTR Crossgate, LLC	Delaware
VTR Crown Point (Parker) MOB, LLC	Delaware
VTR Cutter Mill, LLC	Delaware
VTR CW GP, LLC	Delaware
VTR Daly City, LP	California
VTR Darien, LLC	Delaware
VTR Deer Valley MOB II, LLC	Delaware
VTR Deer Valley MOB III, LLC	Delaware
VTR Deer Valley Parking, LLC	Delaware
VTR Delmar Place, LLC	Delaware
VTR Desert Samaritan, LLC	Delaware
VTR DOB III MOB, LLC	Delaware
VTR Downers Grove POB Holdings, LLC	Delaware
VTR Durham GP, LLC	Delaware
VTR Durham, LP	Delaware
VTR Eberle MOB, LLC	Delaware
VTR Edwards MOB, LLC	Delaware
VTR Elizabethtown, LLC	Delaware

Entity Name	Jurisdiction of Organization or Formation
VTR Evergreen Woods, LLC	Delaware
VTR Falmouth, LLC	Delaware
VTR FM Texas Holdings GP, LLC	Delaware
VTR Forest Hills, LLC	Delaware
VTR Forest Lake, LLC	Delaware
VTR Forest Trace, LLC	Delaware
VTR FV, LLC	Delaware
VTR Garden Park GP, LLC	Delaware
VTR Garden Park, LP	Delaware
VTR Gilbert 2, LLC	Delaware
VTR Glen Cove, LLC	Delaware
VTR Glen Oaks, LLC	Delaware
VTR Golden Creek, Inc.	Delaware
VTR Grand Oaks GP, LLC	Delaware
VTR Grand Oaks, LP	Delaware
VTR Great Neck, LLC	Delaware
VTR Greece, LLC	Delaware
VTR Green Valley Assisted Living, LLC	Delaware
VTR Hancock GP Holdings, LLC	Delaware
VTR Hancock MOB, LP	Delaware
VTR Hazel Crest POB, LLC	Delaware
VTR Heart Hospital Bondco, LLC	Delaware
VTR Heart Hospital, LLC	Delaware
VTR Hearthstone East, LLC	Delaware
VTR Hearthstone West, LLC	Delaware
VTR Henderson Assisted Living, LLC	Delaware
VTR Heritage LF, LLC	Delaware
VTR Hertlin House, LLC	Delaware
VTR High Plains, LLC	Delaware
VTR Highland Crossing, LLC	Kentucky
VTR Hillcrest Claremore, LLC	Delaware
VTR Hillcrest HS Tulsa, LLC	Delaware
VTR Hillcrest Inn GP, LLC	Delaware
VTR Hillcrest Inn, LP	Delaware
VTR Hillcrest MC Tulsa, LLC	Delaware
VTR Hillsdale, LLC	Delaware
VTR Hillsdale, LP	Delaware
VTR Hudson, LLC	Delaware
VTR Huntington, LLC	Delaware
VTR II Acquisition LLC	Delaware
VTR III Acquisition LLC	Delaware
VTR Jefferson Clinic MOB, LLC	Delaware
VTR Johnson Ferry, LLC	Delaware
VTR Jupiter, LLC	Delaware
VTR Kennebunk, LLC	Delaware

Entity Name	Jurisdiction of Organization or Formation
VTR Kew Gardens LLC	New York
VTR Kinghaven, LLC	Delaware
VTR Lake Havasu Assisted Living, LLC	Delaware
VTR Lakewood, LLC	Delaware
VTR Lancaster Assisted Living, LP	Delaware
VTR Las Posas, LP	California
VTR Lonestar, LLC	Delaware
VTR Longmeadow Place, LLC	Delaware
VTR Lovelace MC & Rehab, LLC	Delaware
VTR Lovelace Roswell Bondco, LLC	Delaware
VTR Lovelace Roswell, LLC	Delaware
VTR Lovelace Westside, LLC	Delaware
VTR Lovelace WH Bondco, LLC	Delaware
VTR Lovelace WH, LLC	Delaware
VTR LS 115 N. 38th Street, LLC (f/k/a Wexford 115 N. 38th Street, LLC)	Delaware
VTR LS 225 N. 38th Street UT, LLC (f/k/a Wexford 225 N. 38th Street UT, LLC)	Delaware
VTR LS 225 N. 38th Street, LLC (f/k/a Wexford 225 N. 38th Street, LLC)	Delaware
VTR LS 3701 Filbert Street UT, LLC (f/k/a Wexford 3701 Filbert Street UT, LLC)	Delaware
VTR LS 3701 Filbert Street, LLC (f/k/a Wexford 3701 Filbert Street, LLC)	Delaware
VTR LS 3750 Lancaster Avenue UT, LLC (f/k/a Wexford 3750 Lancaster Avenue UT, LLC	Delaware
VTR LS 3750 Lancaster Avenue, LLC (f/k/a Wexford 3750 Lancaster Avenue, LLC)	Delaware
VTR LS 4300 Duncan, LLC	Delaware
VTR LS 4320 Forest Park, LLC (f/k/a Wexford 4320 Forest Park, LLC)	Delaware
VTR LS Bailey Developer, LLC (f/k/a Wexford Bailey Developer, LLC)	Delaware
VTR LS Baltimore Garage, LLC (f/k/a Wexford Baltimore Garage, LLC)	Maryland
VTR LS Baltimore-Poppleton, LLC (f/k/a Wexford Baltimore-Poppleton, LLC)	Maryland
VTR LS BioPark Land Acquisition I, LLC (f/k/a Wexford BioPark Land Acquisition I, LLC)	Maryland
VTR LS BSP Funding, LLC (f/k/a Wexford BSP Funding, LLC)	Maryland
VTR LS BSP Partners, LLC (f/k/a Wexford BSP Partners, LLC)	Maryland
VTR LS Building 60 Developer, LLC (f/k/a Wexford Building 60 Developer, LLC)	Delaware
VTR LS Building 90 Developer, LLC (f/k/a Wexford Building 90 Developer, LLC)	Delaware
VTR LS Building 91 Developer, LLC (f/k/a Wexford Building 91 Developer, LLC)	Delaware
VTR LS Building 91 Manager, LLC (f/k/a Wexford Building 91 Manager, LLC)	Delaware
VTR LS Chesterfield Developer, LLC (f/k/a Wexford Chesterfield Developer, LLC)	Delaware
VTR LS Chesterfield Parking, LLC (f/k/a Wexford Chesterfield Parking, LLC)	Delaware
VTR LS Danforth, LLC (f/k/a Wexford Danforth, LLC)	Delaware
VTR LS Development, LLC (f/k/a Wexford Development, LLC)	Maryland
VTR LS Finance, LLC (f/k/a Wexford Finance, LLC)	Maryland
VTR LS Heritage Development, LLC (f/k/a Wexford Heritage Development, LLC)	Delaware
VTR LS Heritage Manager, LLC (f/k/a Wexford Heritage Manager, LLC)	Delaware
VTR LS Hershey Holdings One, LLC (f/k/a Wexford Hershey Holdings One, LLC)	Delaware
VTR LS Hershey Holdings Two, LLC (f/k/a Wexford Hershey Holdings Two, LLC)	Delaware
VTR LS Hershey, LLC (f/k/a Wexford Hershey, LLC)	Delaware
VTR LS Management, LLC (f/k/a Wexford Management, LLC)	Delaware

Entity Name	Jurisdiction of Organization or Formation
VTR LS Maryland BioPark 3, LLC (f/k/a Wexford Maryland BioPark 3, LLC)	Delaware
VTR LS Maryland BioPark One, LLC (f/k/a Wexford Maryland BioPark One, LLC)	Delaware
VTR LS Miami Property Acquisitions, LLC (f/k/a Wexford Miami Property Acquisitions, LLC)	Delaware
VTR LS ODU 2, LLC (f/k/a Wexford ODU 2, LLC)	Delaware
VTR LS ODU, LLC (f/k/a Wexford ODU, LLC)	Delaware
VTR LS Realty Holdings II, Inc. (f/k/a BioMed Realty Holdings II, Inc.)	Maryland
VTR LS Science Center 2, LLC (f/k/a Wexford Science Center 2, LLC)	Maryland
VTR LS Science Center 3, LLC (f/k/a Wexford Science Center 3, LLC)	Delaware
VTR LS Tech Park, LLC (f/k/a Townsend Chicago, LLC)	Delaware
VTR LS University City HS, LLC (f/k/a Wexford University City HS, LLC)	Delaware
VTR LS-College Member LLC (f/k/a BMR-College Member LLC)	Delaware
VTR LS-George Member LLC (f/k/a BMR-George Member LLC)	Delaware
VTR LS-UCSC II GP, LLC (f/k/a Wexford-UCSC II GP, LLC)	Delaware
VTR Lynbrook, LLC	Delaware
VTR Madison House, LLC	Delaware
VTR Manresa Business Trust	Maryland
VTR Manresa, LLC	Delaware
VTR Maple Wood, LLC	Delaware
VTR Marland Place II, LLC	Delaware
VTR Marland Place III, LLC	Delaware
VTR Marland Place, LLC	Delaware
VTR Marysville Assisted Living, LP	Delaware
VTR Merrywood, LLC	Delaware
VTR Mezz Guarantee LLC	Delaware
VTR Mezz II LLC	Delaware
VTR Mezz III LLC	Delaware
VTR Mezz LLC	Delaware
VTR Montego Heights, LP	California
VTR Nevada Assisted Living, LLC	Delaware
VTR Newburgh, LLC	Delaware
VTR North Ridge, LLC	Delaware
VTR Northeast Holdings, LLC	Delaware
VTR Northport Development, LLC	New York
VTR Oak Knoll Land, LLC	Delaware
VTR Oak Knoll, LP	Delaware
VTR Oak Lawn POB, LLC	Delaware
VTR OCE Indy, LLC	Delaware
VTR Oroville Assisted Living, LP	Delaware
VTR Palm Desert, LLC	Delaware
VTR Palm Desert, LP	Delaware
VTR Papago Medical Park, LLC	Delaware
VTR Penfield, LLC	Delaware
VTR Phoenix, LLC	Delaware
VTR Plainview, LLC	Delaware

Entity Name	Jurisdiction of Organization or Formation
VTR Plano, LLC	Delaware
VTR Prairie Meadows, LLC	Delaware
VTR Property Holdings Carrollton GP, LLC	Delaware
VTR Property Holdings Carrollton, LP	Texas
VTR Property Holdings Copeland, LLC	Delaware
VTR Property Holdings Cypresswood, LLC	Delaware
VTR Property Holdings Grapevine, LP	Texas
VTR Property Holdings Richardson, LLC	Delaware
VTR Property Holdings Westchase GP, LLC	Delaware
VTR Property Holdings Westchase, LP	Texas
VTR Quail Ridge, LP	Delaware
VTR Raleigh GP, LLC	Delaware
VTR Raleigh, LLC	Delaware
VTR Raleigh, LP	Delaware
VTR Rancho Mirage Propco, LP	Delaware
VTR Rancho Springs GP Holdings, LLC	Delaware
VTR Rancho Springs MOB, LP	Delaware
VTR Regency, LLC	Delaware
VTR Retirement and Assisted Living Briarcliff, LLC	Delaware
VTR Richland Hills, LLC	Delaware
VTR Riverdale LLC	New York
VTR Rock Creek, LLC	Delaware
VTR Roslyn, LLC	Delaware
VTR Rye Brook, LLC	Delaware
VTR Salisbury Business Trust	Maryland
VTR Salisbury, LLC	Delaware
VTR Salmon Creek, LLC	Delaware
VTR San Francisco MOB, LLC	Delaware
VTR San Felipe Propco, LP	Delaware
VTR Sandy, LLC	Delaware
VTR Science & Technology, LLC (f/k/a Wexford Science & Technology, LLC)	Maryland
VTR Scottsdale, LLC	Delaware
VTR Seaside, LLC	Delaware
VTR Senior Living LLC	Delaware
VTR Shaker, LLC	Delaware
VTR Sierra Vista Assisted Living, LLC	Delaware
VTR South Ogden, LLC	Delaware
VTR Southcreek, LLC	Delaware
VTR Spring Creek Inn, LLC	Delaware
VTR Springdale, LLC	Delaware
VTR SQ Holdings Corp.	Delaware
VTR SQ Interim Corp.	Delaware
VTR SQ, LLC	Delaware
VTR St. Matthews, LLC	Delaware
VTR Stamford, LLC	Delaware

Entity Name	Jurisdiction of Organization or Formation
VTR Stony Brook, LLC	Delaware
VTR Stratford, LLC	Connecticut
VTR Summit Hills, LLC	Delaware
VTR Sunlake, LLC	Delaware
VTR Sunnyvale, LP	California
VTR Sutton Terrace, LLC	Delaware
VTR Swap II LLC	Delaware
VTR Swap LLC	Delaware
VTR Tanglewood, LLC	Delaware
VTR Tarzana GP, LLC	Delaware
VTR Tarzana, LLC	Delaware
VTR Tarzana, LP	Delaware
VTR Temecula GP, LLC	Delaware
VTR Temecula Land, LLC	Delaware
VTR Temecula, LP	Delaware
VTR Texas Holdings GP II, LLC	Delaware
VTR Texas Holdings GP, LLC	Delaware
VTR Texas Holdings II, LP	Texas
VTR Texas Holdings, LP	Texas
VTR Thunderbird Paseo Medical Plaza, LLC	Delaware
VTR Tinton Falls Corp.	New Jersey
VTR Tucker, LLC	Delaware
VTR Vacaville MOB, LLC	Delaware
VTR Valley Manor, LLC	Delaware
VTR Valley View, LP	California
VTR Villa Campana II, LLC	Delaware
VTR Visalia Assisted Living, LP	Delaware
VTR Vistas Longmont, LLC	Delaware
VTR Willow Glen, LP	Delaware
VTR Windsor Woods, LLC	Delaware
VTR Woodbridge Place, LLC	Delaware
VTRAZ GP Holdings II, LLC	Delaware
VTRAZ GP Holdings III, LLC	Delaware
VTRAZ GP Holdings IV, LLC	Delaware
VTRAZ GP Holdings V, LLC	Delaware
VTRAZ GP Holdings VI, LLC	Delaware
VTRAZ GP Holdings VII, LLC	Delaware
VTRAZ GP Holdings, LLC	Delaware
VTRAZ Holdings, LLC	Delaware
VTRAZ Manager, LLC	Delaware
VTRAZ Sacramento, LP	Delaware
VTRAZ TRS, Inc.	Delaware
VTR-EMRTS Holdings, LLC	Delaware
VTR-UCSC 3401 JV, LLC	Delaware
VTRLTH MAB I, LLC	Delaware

Entity Name	Jurisdiction of Organization or Formation
VTRLTH MAB II, LLC	Delaware
VTRSZR OpCo II JV, LLC	Delaware
VTRSZR OpCo II Manager, LLC	Delaware
VTRSZR OpCo JV, LLC	Delaware
VTRSZR OpCo Manager, LLC	Delaware
VTRSZR PropCo II JV, LLC	Delaware
VTRSZR PropCo II Manager, LLC	Delaware
VTRSZR PropCo JV, LLC	Delaware
VTRSZR PropCo Manager, LLC	Delaware
WE 100 College Street LLC	Delaware
WE BP Holdings II LLC	Delaware
WE George Street Holding LLC	Delaware
WE George Street, L.L.C.	Delaware
West Hills OpCo, LLC	Delaware
West Hills PropCo, LLC	Delaware
West Medical Office I, LP	South Carolina
West Tennessee Investors, LLC	Tennessee
Wexford Bailey Manager, LLC	Delaware
Wexford Bailey MT, LLC	Delaware
Wexford Building 60 Manager, LLC	Delaware
Wexford Building 60 MT, LLC	Delaware
Wexford Building 90 Manager, LLC	Delaware
Wexford Building 90 MT, LLC	Delaware
Wexford Chesterfield Building Manager, LLC	Delaware
Wexford Chesterfield Holding, LLC	Delaware
Wexford Chesterfield MT, LLC	Delaware
Wexford Durham Chesterfield, LLC	Delaware
Wexford Heritage Holding, LLC	Delaware
Wexford Heritage MT, LLC	Delaware
Wexford Heritage, LLC	Delaware
Wexford Miami Holding, LLC	Delaware
Wexford Miami, LLC	Delaware
Wexford UCSC II Investment Fund, LLC	Missouri
Wexford UMB 2, LLC	Maryland
Wexford Winston-Salem Bailey Holding, LLC	Delaware
Wexford Winston-Salem Bailey, LLC	Delaware
Wexford Winston-Salem Building 60, LLC	Delaware
Wexford Winston-Salem Building 90, LLC	Delaware
Wexford Winston-Salem Building 91, LLC	Delaware
Wexford Winston-Salem Holding 60, LLC	Delaware
Wexford Winston-Salem Holding 90, LLC	Delaware
Wexford-CV SSL Joint Venture, LLC	Delaware
Wexford-CV SSL Manager, LLC	Delaware
Wexford-SCEC 3675 Market Street JV, LLC	Delaware
Wexford-SCEC 3675 Market Street UT, LLC	Delaware

Entity Name	Jurisdiction of Organization or Formation
Wexford-SCEC 3675 Market Street, LLC	Delaware
Wexford-UCSC 3737 Joint Venture, LLC	Delaware
Wexford-UCSC 3737 Member, LLC	Delaware
Wexford-UCSC 3737, LLC	Delaware
Wexford-UCSC II, LP	Delaware
WG 86th Street SH, LLC	Delaware
WG Alden Place, LLC	Delaware
WG Alpharetta, LLC	Delaware
WG Applewood SH, LLC	Delaware
WG Aquidneck Place SH, LLC	Delaware
WG Arboretum, LLC	Delaware
WG Austell, LLC	Delaware
WG Bay Spring SH, LLC	Delaware
WG Baypoint Village SH, LLC	Delaware
WG Bayshore SH, LLC	Delaware
WG Bayside Landing SH, LP	Delaware
WG Bethlehem SH, LLC	Delaware
WG Briarcliff Manor SH, LLC	Delaware
WG Buckhead SH, LLC	Delaware
WG Burlingame SH, LP	Delaware
WG Campana Del Rio SH, LLC	Delaware
WG Carmichael Oaks, LP	Delaware
WG Carrollton SH, LLC	Delaware
WG Center City SH, LLC	Delaware
WG Chandler Villas SH, LLC	Delaware
WG Chateau Gardens SH, LP	Delaware
WG Chateau San Juan SH, LP	Delaware
WG CO GP, LLC	Delaware
WG Collwood Knolls SH, LP	Delaware
WG Copeland SH, LLC	Delaware
WG Countrywood, LP	Delaware
WG Covell SH, LP	Delaware
WG Covina SH, LP	Delaware
WG Cranford SH, LLC	Delaware
WG Crossgate SH, LLC	Delaware
WG Crossroads Place, LLC	Delaware
WG Cutter Mill SH, LLC	Delaware
WG CW GP, LLC	Delaware
WG Cypresswood SH, LLC	Delaware
WG Daly City SH, LP	Delaware
WG Darien SH, LLC	Delaware
WG Del Rey SH, LP	Delaware
WG Del Sol SH, LP	Delaware
WG Delmar Place, LLC	Delaware
WG Draper Place, LLC	Delaware

Entity Name	Jurisdiction of Organization or Formation
WG Durham, LP	Delaware
WG East Northport SH, LLC	Delaware
WG El Camino Gardens SH, LP	Delaware
WG Elizabethtown SH, LLC	Delaware
WG Encinitas SH, LP	Delaware
WG Evergreen Woods SH, LLC	Delaware
WG Falmouth SH II, LLC	Delaware
WG Falmouth SH, LLC	Delaware
WG Forest Hills SH, LLC	Delaware
WG Forest Lake SH, LLC	Delaware
WG Garden Park, LP	Delaware
WG Glen Cove SH, LLC	Delaware
WG GO GP, LLC	Delaware
WG Golden Creek SH, LP	Delaware
WG Grand Oaks, LP	Delaware
WG Grapevine SH, LLC	Delaware
WG Great Neck SH, LLC	Delaware
WG Greece SH, LLC	Delaware
WG Greenridge Place, LLC	Delaware
WG Guilderland SH, LLC	Delaware
WG Hacienda SH, LP	Delaware
WG Hamilton Heights Place, LLC	Delaware
WG Harborhill Place SH, LLC	Delaware
WG Hearthstone East SH, LLC	Delaware
WG Hearthstone West SH, LLC	Delaware
WG Heritage LF, LLC	Delaware
WG Hertlin House, LLC	Delaware
WG Highland Crossing SH, LLC	Delaware
WG Hillcrest Inn SH, LP	Delaware
WG Hillsdale SH, LP	Delaware
WG Hudson SH, LLC	Delaware
WG Huntington SH, LLC	Delaware
WG Johnson Ferry SH, LLC	Delaware
WG Jupiter, LLC	Delaware
WG Kennebunk SH, LLC	Delaware
WG Kew Gardens SH, LLC	Delaware
WG Kinghaven SH, LLC	Delaware
WG Kingwood SH, LLC	Delaware
WG Lakewood SH, LLC	Delaware
WG Larson Place, LLC	Delaware
WG Las Posas SH, LP	Delaware
WG Lincoln Place SH, LLC	Delaware
WG Longmeadow Place SH, LLC	Delaware
WG Lynbrook SH, LLC	Delaware
WG Manresa SH, LLC	Delaware

Entity Name	Jurisdiction of Organization or Formation
WG Marina Place, LLC	Delaware
WG Marland Place SH, LLC	Delaware
WG Merrimack Place, LLC	Delaware
WG Merrywood SH, LLC	Delaware
WG Montego Heights SH, LP	Delaware
WG Newburgh SH, LLC	Delaware
WG Oak Knoll, LP	Delaware
WG Palm Desert, Inc.	California
WG Penfield SH, LLC	Delaware
WG Plainview SH, LLC	Delaware
WG Plano, LLC	Delaware
WG Quail Ridge, LP	Delaware
WG Raleigh, LP	Delaware
WG Rancho Park SH, LP	Delaware
WG Regency SH, LLC	Delaware
WG Richardson SH, LLC	Delaware
WG Richland Hills, LLC	Delaware
WG Riverdale SH, LLC	Delaware
WG Roslyn, LLC	Delaware
WG Rye Brook SH, LLC	Delaware
WG Salisbury SH, LLC	Delaware
WG San Pablo SH, LLC	Delaware
WG Sandy SH, LLC	Delaware
WG Scottsdale, LLC	Delaware
WG Seville SH, LLC	Delaware
WG Shaker SH, LLC	Delaware
WG South Hills SH, LLC	Delaware
WG South Setauket SH, LLC	Delaware
WG Springdale SH, LLC	Delaware
WG St. Matthews SH, LLC	Delaware
WG Stamford SH, LLC	Delaware
WG Stony Brook SH, LLC	Delaware
WG Stratford SH, LLC	Delaware
WG Sugar Land SH, LLC	Delaware
WG Summit Hills SH, LLC	Delaware
WG Summit Ridge SH, LLC	Delaware
WG Sunlake SH, LLC	Delaware
WG Sunnyvale SH, LP	Delaware
WG Sutton Terrace SH, LLC	Delaware
WG Tamalpais Creek SH, LP	Delaware
WG Tanglewood SH, LLC	Delaware
WG Tarzana, LP	Delaware
WG Temecula, LP	Delaware
WG Tinton Falls SH, LLC	Delaware
WG Tucker, LLC	Delaware

Entity Name	Jurisdiction of Organization or Formation
WG Valley View SH, LP	Delaware
WG Villa Campana, LLC	Delaware
WG Virginia Beach SH, LLC	Delaware
WG Vistas Longmont, LLC	Delaware
WG Westchase SH, LLC	Delaware
WG Weston Place SH, LLC	Delaware
WG Willow Glen SH, LP	Delaware
WG Willow Park SH, LLC	Delaware
WG Windsor Woods SH, LLC	Delaware
WG Woodbridge Place SH, LLC	Delaware
WG Woodlands SH, LLC	Delaware
Wharton Propco, LLC	Delaware
Whitby Retirement Group II Ltd.	British Columbia
Whitby Retirement Group Ltd.	British Columbia
Windcrest Propco, LLC	Delaware
Woodbriar Senior Living, LLC	Delaware
Woodlake Realty, LLC	Delaware
WWMLD Limited Liability Company	Wisconsin
Xenia Nominee LLC	Delaware
Xenia Nominee LP	Delaware